SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report: March [25], 2002
(date of earliest event reported)

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation) (Commission	333-65554 (Commission File Number)	13-3320910 (IRS Employer Identification No.)

245 Park Avenue
New York, New York 10167
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

          This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Stroock & Stroock & Lavan LLP, counsel to the Registrant, in connection with the proposed offering of the CIT Home Equity Loan Trust 2002-1, Home Equity Loan Asset Backed Certificates, Series 2002-1.

Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

Not applicable.

(b)	Not applicable.

(c)	Exhibits:

5.1	Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Securities

8.1	Opinion of Stroock & Stroock & Lavan LLP regarding tax matters (included in Exhibit 5.1)

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP. By: /s/ Shannon Smith Name: Shannon Smith Title: Senior Vice President

Date: March 25, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

5.1	Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

8.1	Opinion of Stroock & Stroock & Lavan LLP regarding tax matters (included in Exhibit 5.1)

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)